4. INCOME TAXES (Details - Deferred taxes) (USD $)	Jun. 30, 2014	Jun. 30, 2013
Deferred tax assets:
Net operating loss carry forwards	$ 2,747,000	$ 2,582,000
Tax credit carry forwards	405,000	381,000
Reserves and accruals not yet deducted for tax purposes	286,000	301,000
Total deferred tax assets	3,438,000	3,264,000
Valuation allowance	(3,438,000)	(3,264,000)
Net deferred tax asset	$ 0	$ 0